Deluxe Corporation Investor Presentation – June 2017

2 Forward-Looking Statements This presentation contains forward-looking statements based upon information available to management as of the date hereof and management assumes no obligation to update or revise any such forward-looking statements. All estimates and projections are subject to risks and uncertainties that could cause actual future results to differ materially from those results estimated or projected. Additional information about various factors that could cause actual results to differ from those projected can be found in the Company’s Form 10-K for the year ended December 31, 2016. Non-GAAP financial measures discussed in this presentation are reconciled to the comparable GAAP financial measure at the end of this presentation in the appendix. Any estimates, projections, expectations, outlook, etc. in this presentation are dated as of the first quarter 2017 earnings release on April 27, 2017. No forward-looking statements are being reaffirmed by inclusion in this presentation.

3 Lee Schram Chief Executive Officer Keith Bush Chief Financial Officer and Senior Vice President Ed Merritt Treasurer and Vice President of Investor Relations Deluxe Investor Contacts

4 About Deluxe… Did You Know? • Majority of revenue recurring through diversified base of products & services; faster growing Marketing Solutions & Other Services (MOS) expected to represent 38% of revenue in 2017 and 40% in 2018 • Increased revenue from sources other than checks to over 53% • 4.4 million active small business customers • Trusted advisor to 5,600 financial institutions • Deluxe solutions in 95 of top 100 U.S. financial institutions • Consistent financial growth over past 7 years, including revenue, earnings per share and operating cash flow

5 39% 29% 32% Deluxe Overview Financial Services (FS) Small Business Services (SBS) Direct Checks (DC) Leading provider of products & services to financial institutions • ~5,600 customers • Adjusted operating margin 21.4% America’s leading direct-to-consumer check supplier • ~5.5 million customers • Adjusted operating margin 34.6% (27% of revenue) 54% 3% 43% Marketing Solutions & Other Services Forms, Accessories, & Other Products Checks 47% 20% 33%  Revenue: $1.85B (~4.3% growth)  Operating Income: $369M  Adjusted Operating Income: $381M  Diluted EPS: $4.65  Adjusted EPS: $4.97  Operating Cash Flow: $319M 2016 (65% of revenue) Leading provider of personalized products & services to small businesses • 4.4M customers • Adjusted operating margin 17.5% $1.85B revenue company transforming to marketing solutions & other services provider that helps Small Businesses & Financial Institutions grow (8% of revenue) Marketing on demand solutions Web design & hosting Email marketing, SEM/SEO Logo, payroll services, social Fraud & security, eChecks 85% 5% 10% B U S I N E S S S E G M E N T S

6 $1,344 $1,402 $1,418 $1,515 $1,585 $1,674 $1,773 $1,849 $1,945 to $1,975 $2.44 $3.18 $3.11 $3.53 $3.87 $4.20 $4.59 $4.97 $5.15 to $5.30 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 800 1,000 1,200 1,400 1,600 1,800 2,000 2009 2010* 2011 2012 2013 2014 2015 2016 2017 R e ve n u e $ (i n m ill io n s) 18% 40% 8% 15% 14% 6% 10% 7% 9% 7% 9% -2% ~5% Average Revenue Growth; ~11% Average Adjusted Diluted EPS Growth Grey oval under EPS shows annual Deluxe YoY EPS growth in orange & S&P 500 YoY growth in white Adjust e d D ilu te d E P S Financial Highlights * A one-time gain of $0.30 per share was excluded for DLX YoY growth calculation ** Cash provided by operating activities was restated as a result of adoption of Accounting Standards Update 2016-09, Improvements to Employee Share-Based Payment Accounting, in Q1-2016 *** Adjusted Organic Revenue Growth is Total Year Over Year Revenue Growth adjusted for acquisitions, FX, exited businesses and other non-comparable revenue items 8% 2% Cash from Ops/ % Returned to Shareholders ** $207M $214M $237M $246M $264M $285M $310M $319M $330 to $350 25% 25% 32% 32% 38% 41% 39% 36% N/A Year Over Year Revenue Change / Adjusted Organic Revenue Change*** +5% / 0% +6% / (1%) +6% / (2%) +4% / (2%) +7% / (0%) Revenue Adjusted EPS Outlook

7 Growth Driven by Diversified Product Mix Revenue by Category Revenue Penetration by Category $ in millions $854 $897 $872 $890 $885 $871 $873 $865 $328 $317 $323 $339 $357 $376 $368 $367 $162 $188 $223 $286 $343 $427 $532 $617 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2009 2010 2011 2012 2013 2014 2015 2016 $1,674 64% 64% 61% 59% 56% 52% 49% 47% 24% 23% 23% 22% 22% 22% 21% 20% 12% 13% 16% 19% 22% 26% 30% 33% 0% 20% 40% 60% 80% 100% 2009 2010 2011 2012 2013 2014 2015 2016 $1,344 $1,402 $1,418 $1,515 $1,585 39% 54% 85% 29% 3% 5% 32% 43% 10% SBS FS DC 2016 Category Revenue by Segment $1,773 Marketing Solutions & Other Services Forms, Accessories, & Other Products Checks $1,849

Key Transformative Actions & Drivers

Actions	Manage Secular Check Decline +	Gain Check Share +	Grow MOS →	Profitable Revenue
Drivers	***Velocity*** • ~5-6% Personal • ~5% Business ***Personal*** • Rate of adoption of auto bill pay, housing stock/starts, price sensitivity ***Small Business*** • Speed of adoption of electronic payment • Check book usage to control costs & manage accounting • Ability to manage price/value relationship with customer	***Velocity*** • Dependent on FI wins + gaining SB channel share ***New FI Wins*** • Technology-led including online ordering & customer reporting, flat package, digital print • Higher proven retention & penetration rates • Price competitive ***New SB Wins*** • Channel reach share gain • High security focus • Price competitive	***Velocity*** • 6-7% expected base 2017 revenue growth; 19-22% overall • Small-to-medium sized acquisitions ***Categories*** • Small Business Marketing • Web Services • FS Data Driven Marketing • Treasury Management Solutions • Fraud, Security, Risk Management, & Operational Services	Mix shift to higher growth MOS: • 12% in 2009 to • 30% in 2015 to • 33% in 2016 to • ~38% in 2017 • Targeting 40% MOS revenue to total revenue by end of 2018

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MOS Mix Shift Evolution Timeline

	2009 ➡	2014	2015	2016	2017	2018
MOS percentage of Total Company Revenue	12%	26%	30%	33%	~38%	~40% GOAL IN 2018
Total Company MOS Revenue	**$162M**	**$427M**	**$532M**	**$617M**	**~$735M to $755M**	**Continued Growth →**
MOS % of Segment **Small Business Services**	**16%** • Primarily check & form printing	**28%** • Continue to grow marketing & web services	**30%** • Continue to grow channels • Add eChecks • Add c-panel technology	**32%** • Continued to expand cPanel/web hosting • Rolled-out Payce Payroll in U.S. • Expanded W2P capabilities & Inkhead acquisition • Rolled-out Deluxe Marketing Suite (DMS)	**~33%** • Continued focus on Payments / Marketing Solutions & Web Services	• As MOS becomes largest revenue category in both segments & continues to grow, believe overall company growth should accelerate • Checks become less impactful to total company results
MOS % of Segment **Financial Services**	**5%** • Primarily check printing	**24%** • Expand Deluxe Marketing Services (DMS) • Add rewards & loyalty & treasury management solutions	**37%** • Expanded treasury management solutions • Add marketing data analytics	**43%** • Expanded Treasury Management Solutions through Data Support Systems (DSS) acquisition • Expanded Data Driven Marketing Solutions through FMCG acquisition	**~56%** • Integrate acquisitions & grow Treasury Management Solutions & Data Driven Marketing Solutions	

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Marketing Solutions & Other Services

$ in millions Categories	2016 Actual Revenue $ (% of Total)	2017 Outlook Revenue $ (% of Total)	2017 by Segment	Expected Revenue Growth Rates	Directional Annual EBITDA% v. 2017 Estimated Total Company EBITDA%	Estimated Annual Recurring Revenue	Key Revenue Growth Initiatives
Small Business Marketing	$243 (39%)	$249 – $254 (~34%)	All SBS	~3% to 5%	Well Below	~40%	• Scale integrated marketing on demand solutions, W2P, retail packaging, promotional products
Web Services	$115 (19%)	$132 – $137 (~18%)	All SBS	~15% to 19%	Moderately Below	~95%	• Scale Deluxe Mktg Suite, web & payroll services; continue tuck-in acquisitions
FS Data Driven Marketing	$50 (8%)	$135 - $142 (~19%)	All FS	Triple-Digit Growth	Slightly Above	~90%	• Scale DMS, Datamyx, FMCG; continue tuck-in acquisitions
Treasury Management Solutions	$92 (15%)	$114 – $117 (~15%)	All FS	~24% to 27%	Slightly Below	~70%	• Scale Wausau, FISC, DSS, RDM; continue tuck-in acquisitions
Fraud, Security, Risk Mgmt, & Operational Services	$117 (19%)	~$105 (~14%)	~63% FS ~24% SBS ~13% DC	(~10%) Decline	Well Above	~90%	• Scale fraud & security offers for SBs + consumers; scale profitability, strategic sourcing, Deluxe Rewards, eChecks, SwitchAgent
Total	$617	~$735 – $755 (100%)		19% to 22%	Moderately Below	~70%	

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11 Drive check retention rates + gain share Drive SB Payments / Marketing Solutions Scale Web Services Drive FS Data Driven Marketing Solutions Scale Treasury Management Solutions 2017 Key Strategic Focus Areas Financial Services Small Business Services

12 Focus Areas Solutions / Channel / Vertical Focus Drive Check Customer Retention & Acquisition Profitably Scale Marketing on Demand Solutions in Select Verticals • Web-to-Print • Full Color • Promo / Apparel • Retail Packaging • Marketing / Other Solutions Scale eChecks, eDeposit, & Other Payment & Workflow Solutions Drive SB Payments / Marketing Solutions Medical / Insurance Payment Processors Accounting Services / Software Providers Document Management / Payment Providers Retail / Wholesale/ FI Customers Financial Institutions Distributors Dealers Major Accounts Online Call Centers

13 Scale Web Services Domains PROMOTING OPERATING Social Media SEM/SEO Services Email Marketing Other Operating Fraud / Security Payroll Services Web Hosting Web Design SELLING Small Business Workflow Grow digital marketing services targeting 28M SBs thru improved customer experience & cross sell including DMS, partnerships & tuck-in acquisitions ~50% of SBs do not have a website >70% of SBs do not use email marketing BRANDING Full Color / Web-to-Print Promo/ Apparel Logo Design Deluxe Marketing Suite (DMS) Drive brand awareness with clear linkage to marketing & revenue generation

Drive FS Data Driven Marketing Solutions

$7.2B addressable market growing 9% with digital marketing 13% CAGR thru 2020
DMS (Cornerstone/Acton) + Datamyx + FMCG = One-of-a-kind data driven marketing capability

Data

We want data you can only get here

FMCGDirect – A DELUXE COMPANY

Unique 15 multi-sourced B2B database aggregation

DATAMYX – A DELUXE COMPANY

Unique multi-sourced consumer 4,000+ database aggregation

Analytics & Measurement

Turn data into insight, & insight into results

FMCGDirect – A DELUXE COMPANY

Proprietary personas, scores* & consumer + business segments; sophisticated analytics & modeling: ROI

DATAMYX/DMS

40+ proprietary insight scores & lending signals; only tri-bureau credit pre-screen

Technology

Automated SaaS platform to provide access & create scale

DATAMYX/DMS

SaaS technology platform (*Intelidata Express)*

Omnichannel Delivery

Digital & Omnichannel messaging part of everything we do

DATAMYX

Online / Offline / Mobile

Upmarket Focus

Biggest banks require sophistication that we can deliver

FMCGDirect – A DELUXE COMPANY

Well Penetrated in Top 60 US Banks

*Financial Personality scores include product preference household targeting within specific categories (Credit Card, Deposits, Home Equity, Investments, Prepaid Debit Card); Consumer Financial Insights include targeting households based specific asset categories (Deposits, Investable Assets, Mortgage, Total Net Assets); Business Financial InsightsSM include targeting small businesses based on specific asset categories (Deposits, Checking Deposits, & Loans)

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15 Scale Treasury Management Solutions Integrated Receivables: • Manages multiple in-bound payment types via single reporting hub to speed cash flow & support real-time business decisions Remote Deposit Capture: • Accelerating deposits & payments securely & across multiple channels; improves retention, increases revenue & reduces costs Paperless: • All in one e-signature & scanning solution; digitizes workflow to enhance customer experience, reduce risks & manage costs DSS TRIPS: • Significantly reduces back office costs & limits exposures through workflow automation & sophisticated case management; provides revenue generating returns & exception services; highly flexible platform, configurable & applicable to many bank departments including adjustments, disputes, fraud investigations, legal order processing Flexible delivery options – in-house, outsourced, co-sourced, hosted $1.5B addressable market growing 5-6% Wausau / FISC “Day 1” processing + DSS “Day 2” processing

Deluxe Competitive Landscape

	Business Services	Financial Services	Direct Checks
Checks	• Harland Clarke • Intuit • Cimpress • Ennis • DH Corporation	• Harland Clarke • Main Street	• Harland Clarke • Bradford Exchange • Current • Carousel • Wal-Mart • Costco
Marketing Solutions & Other Services	• Cimpress, 123 Print, Zazzle, Digital Room • 1+1, Go Daddy, Web.com, Endurance, Parallels, Wix, Weebly • MailChimp, iContact, AWeber • Gannett/ReachLocal, HubSpot, Boostability • Local Printers • Paychex, ADP, Paylocity • ePay, Bill.com, Pay Simple, Freshbooks	• Core Processors (Fiserv, Fidelity, Jack Henry, DH Corporation, CSI) • EZShield, Intersections • FI & merchant rewards/loyalty players • FIS, First Data, DH/Fundtech, Sungard, Banctec, Pegasystems • Documentum, FileNet, CGI *(Paperless Solutions)* • Haberfeld, Epsilon, Acxiom, Merkle *(Data-Driven Marketing)*	
Forms, Accessories & Other	• Local Printers • Ennis, RR Donnelley, Quad Graphics, Taylor Corp, Costco, Sam's Club • Office Superstores (Staples, FedEx, Office Depot) • Cimpress, National Pen, HALO, 4imprint		

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17 Deluxe Longer – Term Goals Revenue • Expected base revenue growth in mid-single digits augmented by small to-medium-sized acquisitions • MOS represented 33% of revenue in 2016; expected to account for approximately 40% percent of revenue in 2018 • Forms, Accessories & Other revenue represented 20% of revenue in 2016; expected to account for approximately 20% of revenue in 2018 • Checks represented 47% of revenue in 2016; expected to account for approximately 40% of revenue in 2018 Earnings • Continued expense reductions through technology & process improvements • Slight adjusted EBITDA margin growth over longer-term • EPS growth rates in line or faster than revenue growth rates Capital Structure & Use of Cash • Balanced approach of capital allocation with priorities as follows: • Invest organically & small to medium-sized acquisitions • Return capital to shareholders through regular quarterly dividend & periodic share repurchases • As excess cash becomes available, plan to pay down credit facility • As of 12/31/16, total debt outstanding ~$759 million ($428 million drawn on credit facility, $330 million term loans, ~$1 million capital leases) Marketing Solutions & Other Services Forms, Accessories, & Other Products Checks 40% 20% 40%

18 Positioning Deluxe for Long-Term Growth • Management team has continued to deliver improving results • 2017 revenue outlook is for 8th consecutive year of growth • Grow MOS at double-digit rates & expect MOS to be 40% of revenue in 2018 • Existing customer base provides foundation for growth of new products & services • Maintain multiple levers to drive profitability • Aggressive cost management through technology & efficiencies provides funding for acquisitions & base growth • Expect to generate increasing cash flow • Adjusted diluted EPS expected to grow in-line or faster than revenue • Long history of paying dividends Strong Cash Flow and Long History of Dividends Transformation On-Track and Driving Growth Strong Customer Base Aggressive Cost Management

19 Appendix Reconciliations

Adjusted EPS Reconciliation

Reconciliation to reported EPS – Diluted

		Year Ended December 31,								
	2017 Outlook*	2016	2015	2014	2013	2012	2011	2010	2009
Adjusted Diluted EPS	**$5.06 – $5.21**	**$4.97**	**$4.59**	**$4.20**	**$3.87**	**$3.53**	**$3.11**	**$3.18**	**$2.44**
Restructuring-related costs	-	(0.10)	(0.08)	(0.12)	(0.14)	(0.13)	(0.18)	(0.14)	(0.18)
Net gain/(loss) on extinguishment of debt	-	(0.15)	(0.12)	-	-	(0.07)	(0.11)	-	0.11
Restructuring and Transaction-related costs	(0.02)	(0.07)	(0.03)	(0.02)	(0.02)	(0.01)	(0.01)	-	(0.03)
Asset impairment charges/ loss on sale-leaseback	(0.07)		-	(0.10)	(0.06)	-	(0.01)	-	(0.40)
Tax Impact of Healthcare Legislation Enactment	-		-	-	-	-	-	(0.07)	-
Reported Diluted EPS	**$5.15 – $5.30**	**$4.65**	**$4.36**	**$3.96**	**$3.65**	**$3.32**	**$2.80**	**$2.97**	**$1.94**

This table is provided to assist in understanding the comparability of the Company's results of operations actuals for years ending December 31, 2016 – 2009 and 2017 outlook. The Company's management believes that adjusted diluted earnings per share diluted (EPS) is a useful financial measure because certain items during the years presented impacted the comparability of reported EPS. This presentation is not intended as an alternative to results reported in accordance with generally accepted accounting principles (GAAP) in the United States. Instead, the Company believes that this information is a useful financial measure to be considered in addition to GAAP performance measures.

** Note: 2017 Outlook represents management outlook as published in the first quarter earnings press release issued by Deluxe Corp. on April 27, 2017, also furnished with the SEC on form 8K on April 27, 2017. The 2017 Outlook is not being reaffirmed here.*

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21 EBITDA & Adjusted EBITDA Reconciliation Reconciliation from net income to adjusted EBITDA $ in millions Year Ended December 31, 2016 as a % of revenue Total Revenue $1,849.1 ADJUSTED EBITDA $474.9 25.7% Restructuring-related costs (7.8) (0.4%) Loss on debt extinguishment (7.9) (0.4%) Transaction-related costs (4.9) (0.3%) EBITDA $454.3 24.6% Income tax provision (111.0) (6.0%) Interest expense (22.3) (1.2%) Depreciation and amortization (91.6) (5.0%) Net Income $229.4 12.4% Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles (GAAP) in the United States. We disclose EBITDA and Adjusted EBITDA because we believe they are useful in evaluating our operating performance compared to that of other companies in our industry, as the calculation eliminates the effects of long-term financing (i.e., interest expense), income taxes, the accounting effects of capital investments (i.e., depreciation and amortization) and in the case of Adjusted EBITDA, certain items (i.e., restructuring and transaction-related costs, and loss on debt extinguishment) which may vary for companies for reasons unrelated to overall operating performance. In our case, depreciation and amortization of intangibles and interest expense in the current year and in previous years have been significantly impacted by acquisitions. We believe that measures of operating performance which exclude these impacts are helpful in analyzing our results. We also believe that an increasing EBITDA and Adjusted EBITDA depict increased ability to attract financing and an increase in the value of our business. We do not consider EBITDA and Adjusted EBITDA to be measures of cash flow, as they do not consider certain cash requirements such as interest, income taxes or debt service payments. We do not consider EBITDA or Adjusted EBITDA to be substitutes for operating income or net income. Instead, we believe that EBITDA and Adjusted EBITDA are useful performance measures which should be considered in addition to GAAP performance measures.

22 Adjusted Operating Income Reconciliation Adjusted operating income reconciliation to reported operating income 2016 Annual Operating Income Small Business Services Financial Services Direct Checks Consolidated $ in millions Operating Income % of Revenue Operating Income % of Revenue Operating Income % of Revenue Operating Income % of Revenue Adjusted Operating Income $214.5 17.9% $113.4 22.7% $53.5 34.9% $381.4 20.6% Adjustments(1) 5.7 0.4% 6.6 1.3% 0.4 0.03% 12.7 0.7% Reported Operating Income(2) $208.8 17.5% $106.8 21.4% $53.1 34.6% $368.7 19.9% (1) Represents restructuring, transaction related costs (2) The segment information reported here was calculated utilizing the methodology outlined in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2016

23 Revenue Growth Reconciliation Revenue Growth reconciliation from GAAP to Non-GAAP Summarized 2017 Outlook* 2016 2015 2014 2013 Adjusted Organic Growth / Decline (0.5%) (1.9%) (2.0%) (0.7%) 0.2% Acquisitions 9.4% 6.4% 8.9% 6.7% 4.9% Exited Business (1.5%) (0.1%) (0.5%) 0.0% 0.0% Other (incl. FX and business day adj.) (0.6%) (0.1%) (0.5%) (0.4%) (0.5%) Total 6.8% 4.3% 5.9% 5.6% 4.6% Adjusted organic revenue growth/(decline) is provided to assist in understanding the comparability of the Company’s revenue growth for the years ended December 31, 2013 – 2016 and as expected for the year ending December 31, 2017. The Company’s management believes that adjusted organic revenue growth is a useful financial measure to compare revenue growth excluding acquisitions, divestitures, exiting business, foreign exchange effect, extra days and other non-comparable revenue items. This presentation is not intended as an alternative to results reported in accordance with generally accepted accounting principles (GAAP) in the United States. Instead, the Company believes that this information is a useful financial measure to be considered in addition to GAAP performance measures. *2017 is an estimate based on the high-end of the revenue range included in the Company’s Outlook provided on April 27, 2017.

24 Investor Contact Ed Merritt Treasurer and Vice President of Investor Relations ed.merritt@deluxe.com Tel: 651-787-1370